                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id             : GMAC_2003_C3_RED A1 RUN A1
Bond Name           : A1 (AAA/Aaa )
Original Balance    : 103,889,000.00                                 Current Balance     : 103,889,000.00
Original Coupon     : 3.569000  %                                    Current Coupon      : 3.569000%
Deal Description    : GE_2003_C3_RED
Orig. Cutoff Date   : 12/1/03                                        Dated Date          : 12/1/03
Settlement Date     : 12/18/03                                       First Payment Date  : 1/10/04
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY03Y   TSY05Y   TSY10Y   TSY30Y
                    : 0.9070   1.0010   1.0010   1.8430   2.3590   3.1750   4.1820   5.0280

Swap Table          :

Report Generated    : Fri Dec  5 14:44:31 2003 (v.4.162) /home/abehlman/emikus/deals/cmbs/gmac03c3/red/gmac03c3_red.cmo,
                                                         /data/strgrp/tsy/mkt.level


                      0.0         25.0         50.0         75.0        100.0
      99-30         3.587        3.587        3.587        3.587        3.587
      99-31         3.578        3.577        3.577        3.577        3.577
*    100-00         3.568        3.568        3.568        3.567        3.567
     100-01         3.558        3.558        3.558        3.558        3.557
     100-02         3.548        3.548        3.548        3.548        3.547

Ave Life            3.500        3.488        3.472        3.454        3.382
Ave Cashflow        3.339        3.328        3.313        3.296        3.229
Mod Dur             3.204        3.194        3.181        3.166        3.105
Window         1/04-10/08   1/04-10/08   1/04-10/08    1/04-9/08    1/04-6/08
Sprd/Avl         100.5/av     101.0/av     101.6/av     102.3/av     105.2/av
Sprd/AvCf        107.0/av     107.5/av     108.1/av     108.8/av     111.4/av
Sprd/Tsy       100.5/3.5    100.5/3.5    100.5/3.5    100.4/3.5    100.4/3.5
SwapSpd             100.5        101.0        101.6        102.3        105.2
Bond Loss            0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00         0.00         0.00         0.00
Loss Pct            0.00%        0.00%        0.00%        0.00%        0.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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